SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2002


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-10787                 95-4097995
  (State or Other Jurisdiction     (Commission              (IRS Employer
         of Incorporation)         File Number)           Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on August 30, 2002, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated August 30, 2002.

     99.2 Fourth Amendment to Credit and Guaranty Agreement.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 30, 2002                             VCA Antech, Inc.


                                             /S/ TOMAS FULLER
                                            ---------------------------------
                                            By: Tomas Fuller
                                            Its: Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBITS

99.1           Press release dated August 30, 2002.
99.2           Fourth Amendment to Credit and Guaranty Agreement.
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